Exhibit 99.1

Kimberly-Clark to Acquire Kenvue, Creating a $32 Billion Global Health and Wellness Leader

Combines Highly Complementary and Strategically Aligned Consumer Offerings, Including 10 Iconic
Billion-Dollar Brands, That Will Provide Preferred Solutions Through Every Stage of Life

Applies Kimberly-Clark’s Proven Commercial Execution Playbook to Create a Best-in-Class
Consumer-Driven Company

Accelerates Kenvue’s Premier Consumer Health Portfolio and Strong Science-Backed Innovation,
Supported by Talented Kenvue Team

Enhances Investment in Marketing, Innovation and R&D Capabilities to Strengthen
Combined Company’s Unique Advantages

Total Anticipated Run-Rate Synergies of $2.1 Billion; Expected to Be Accretive to
Kimberly-Clark’s Adjusted EPS By Year 2

Delivers Immediate Upfront Value to Kenvue Shareholders, with Opportunity to Participate in

Significant Future Upside from Combined Value Creation

Companies to Host Joint Investor Conference Call Today at 8:00 AM ET

DALLAS and SUMMIT, N.J. – November 3, 2025 – Kimberly-Clark Corporation (NASDAQ: KMB), a global personal care leader, and Kenvue Inc. (NYSE: KVUE), a global consumer health leader, today announced an agreement under which Kimberly-Clark will acquire all of the outstanding shares of Kenvue common stock in a cash and stock transaction that values Kenvue at an enterprise value of approximately $48.7 billion, based on the closing price of Kimberly-Clark common stock on October 31, 2025. The total consideration represents an acquisition multiple of approximately 14.3x Kenvue’s LTM adjusted EBITDA1 or 8.8x including expected run-rate synergies of $2.1 billion, net of reinvestment.

This transaction brings together two iconic American companies to create a combined portfolio of complementary products, including 10 billion-dollar brands, that touch nearly half the global population through every stage of life. The combined company, with teams of talented people around the globe, will harness a superior commercial engine – fueled by strategic customer partnerships, category-defining growth, industry-leading science and innovation, a differentiated digital model, best-in-class marketing and a culture of operating excellence – to unlock the full potential of the combination and better meet the evolving needs of consumers.

“We are excited to bring together two iconic companies to create a global health and wellness leader,” said Mike Hsu, Kimberly-Clark Chairman and Chief Executive Officer. “Kenvue is uniquely positioned at the intersection of CPG and healthcare, with exceptional talent and a differentiated brand offering serving attractive consumer health categories. With a shared commitment to developing science and technology to provide extraordinary care, we will serve billions of consumers across every stage of life.

1 As of the third quarter 2025

“Over the last several years, Kimberly-Clark has undertaken a significant transformation to pivot our portfolio to higher-growth, higher-margin businesses while rewiring our organization to work smarter and faster. We have built the foundation and this transaction is a powerful next step in our journey. We look forward to working with the Kenvue team to bring these companies together, and are confident that we will drive significant value for our combined shareholders,” continued Hsu.

Larry Merlo, Kenvue Chair of the Board, added, “Following the Board’s comprehensive review of strategic alternatives for Kenvue, we are pleased to have reached this agreement with Kimberly-Clark that delivers significant upfront value for our shareholders and substantial upside potential through ownership in the combined company. Bringing together Kenvue and Kimberly-Clark creates a uniquely positioned global leader in consumer health with a broader range of new growth opportunities ahead. We are excited about this next chapter for Kenvue and confident this combination represents the best path forward for our shareholders and all other stakeholders.”

“Our combination with Kimberly-Clark unites two highly complementary portfolios filled with iconic, beloved brands and everyday essentials that people trust and count on throughout their lives,” said Kirk Perry, Chief Executive Officer of Kenvue. “Our teams share a passion for delivering science-backed solutions that play a meaningful role in homes and communities around the world. Together, our combined strengths, expanded capabilities and resources, and broader reach will empower us to innovate even faster and strengthen our category leadership. We truly believe this transaction with Kimberly-Clark will bring greater value to our shareholders, create new and different potential growth opportunities for our talented employees and deliver even more benefits to our customers and consumers.”

Compelling Strategic Benefits

•	Serves consumers at every stage of life with iconic brands. The transaction will enhance the combined company’s exposure to key categories that are positioned to benefit from secular growth trends as consumers increasingly prioritize health and wellness.

•	Provides exceptional complementarity across categories and geographies to drive growth and address unmet consumer needs. With a broader product range and greater reach, the combined company will be a global health and wellness leader. The combination will maximize both companies’ complementary strengths to accelerate global growth.

•	Harnesses Kimberly-Clark’s commercial activation engine and go-to-market playbook to accelerate growth. With a proven playbook combining consumer-directed innovation and award-winning creative and social commerce expertise, Kimberly-Clark is driving category premiumization in key high-growth geographies.

•	Applies Kenvue’s strong science-backed innovation and healthcare professional network. This combination will apply Kenvue’s leading innovation, strengths in key geographies and unique relationships with healthcare professionals, including dermatologists, dentists and pediatricians to enhance the combined platform.

•	Enhances investments in R&D, quality and innovation capabilities to further improve the lives of billions, every day. With science as its competitive advantage, the combined company will have a best-in-class R&D team with significant incremental investment, and the scale and resources needed to create innovative solutions to serve consumers’ unmet needs.

Powerful Financial Algorithm to Deliver Significant Value for Combined Shareholders

•	Attractive financial profile. Based on current projections, the combined company would generate 2025 annual net revenues of approximately $32 billion and approximately $7 billion of adjusted EBITDA. Strong execution and synergy realization will position the combined company to achieve an industry-leading growth and financial profile. Kimberly-Clark is committed to maintaining a robust credit profile consistent with its current rating, with significant financial flexibility to drive strategic capital investment for long-term growth.

•	Clear path to strong cost and revenue synergies. Kimberly-Clark and Kenvue have identified approximately $1.9 billion in cost synergies and approximately $500 million in incremental profit from revenue synergies, partially offset by reinvestment of approximately $300 million. The cost synergies are expected to be captured in the first three years following closing, and the revenue synergies are expected to be captured within four years post close. Kimberly-Clark expects $2.5 billion of cash costs to achieve these synergies, invested within the first two years post close.

•	Compelling value creation for all shareholders. The transaction is expected to deliver immediate value creation to Kenvue shareholders from $6.8 billion in upfront cash consideration. The enhanced financial profile of the pro forma company is expected to deliver compelling value to all shareholders. The total consideration represents an acquisition multiple of approximately 14.3x Kenvue’s LTM adjusted EBITDA[2] or 8.8x including expected run-rate synergies of $2.1 billion, net of reinvestment.

Transaction and Financial Details

Under the terms of the agreement, which has been unanimously approved by each company’s Board of Directors, Kenvue shareholders will receive $3.50 per share in cash as well as 0.14625 Kimberly-Clark shares for each Kenvue share held at closing, for a total consideration to Kenvue shareholders of $21.01 per share, based on the closing price of Kimberly-Clark shares as of October 31, 2025. Upon closing of the transaction, current Kimberly-Clark shareholders are expected to own approximately 54% and current Kenvue shareholders are expected to own approximately 46% of the combined company on a fully diluted basis.

As part of the transaction, Kimberly-Clark has received committed financing from JPMorgan Chase Bank, N.A. and intends to fund the cash component of the transaction consideration through a combination of cash from its balance sheet, proceeds from new debt issuance, and proceeds from the previously announced sale of a 51% interest in its International Family Care and Professional (“IFP”) business.

The transaction is expected to close in the second half of 2026, subject to the receipt of Kenvue and Kimberly-Clark shareholder approvals, regulatory approvals and satisfaction of other customary closing conditions. As part of Kimberly-Clark’s evaluation of this transaction, the Company carefully considered all risks and opportunities, working with some of the world’s foremost scientific, regulatory, legal and other experts.

2 As of the third quarter 2025

Leadership, Governance and Headquarters

Mike Hsu will be the Chairman and CEO of the combined company. At closing, three members of the Kenvue Board will join the Kimberly-Clark Board. The combined company will maintain Kimberly-Clark’s headquarters in Irving, Texas and continue to have a significant presence in Kenvue’s locations.

Conference Call and Webcast

Kimberly-Clark and Kenvue will hold a joint conference call and audio webcast today at 8:00 a.m. ET to discuss the transaction.

To access the listen-only webcast and view presentation slides, please register at https://event.choruscall.com/mediaframe/webcast.html?webcastid=3MpOMYvG. At the conclusion of the call, a replay of the broadcast will be available at this link and at Kimberly-Clark and Kenvue’s investor relations websites for up to one year.

The live broadcast and associated presentation materials will also be available at the investor relations section of the Kimberly-Clark website and Kenvue’s investor relations site at investors.kenvue.com. Information will also be available at LeadingHealthAndWellness.com, a new joint website dedicated to the transaction.

Advisors

PJT Partners LP and J.P. Morgan Securities LLC are serving as financial advisors to Kimberly-Clark, and Kirkland & Ellis LLP is serving as legal counsel. Gibson Dunn & Crutcher LLP and Arnold & Porter Kaye Scholer LLP are advising Kimberly-Clark on certain legal and healthcare regulatory matters. McKinsey & Company also advised Kimberly-Clark in this transaction.

Centerview Partners LLC and Goldman Sachs & Co. LLC are serving as financial advisors to Kenvue, and Cravath, Swaine & Moore LLP is serving as legal counsel.

Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to both companies.

About Kimberly-Clark

Kimberly-Clark (NASDAQ: KMB) and its trusted brands are an indispensable part of life for people in more than 175 countries and territories. Our portfolio of brands, including Huggies, Kleenex, Scott, Kotex, Cottonelle, Poise, Depend, Andrex, Pull-Ups, Goodnites, Intimus, Plenitud, Sweety, Softex, Viva and WypAll, hold No. 1 or No. 2 share positions in approximately 70 countries. Our company's purpose is to deliver Better Care for a Better World. We are committed to using sustainable practices designed to support a healthy planet, build strong communities, and enable our business to thrive for decades to come. To keep up with the latest news and learn more about the company's more than 150-year history of innovation, visit the Kimberly-Clark website.

About Kenvue

Kenvue Inc. is the world’s largest pure-play consumer health company by revenue. Built on more than a century of heritage, our iconic brands, including Aveeno®, BAND-AID® Brand, Johnson’s®, Listerine®, Neutrogena® and Tylenol®, are science-backed and recommended by healthcare professionals around the world. At Kenvue, we realize the extraordinary power of everyday care. Our teams work every day to put that power in consumers’ hands and earn a place in their hearts and homes. Learn more at www.kenvue.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication may be deemed to be solicitation material in respect of the proposed transaction between Kimberly-Clark and Kenvue. In connection therewith, Kimberly-Clark and Kenvue intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including, among other filings, a Kimberly-Clark registration statement on Form S-4 in connection with the proposed issuance of shares of Kimberly-Clark’s common stock pursuant to the proposed transaction that will include a joint proxy statement of Kimberly-Clark and Kenvue that also constitutes a prospectus of Kimberly-Clark, and a definitive joint proxy statement/prospectus, which, after the registration statement is declared effective by the SEC, will be mailed to stockholders of Kimberly-Clark and Kenvue seeking their approval of their respective transaction-related proposals. INVESTORS AND STOCKHOLDERS OF KIMBERLY-CLARK AND KENVUE ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND OTHER DOCUMENTS IN THEIR ENTIRETY THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND ANY SOLICITATION. This communication is not a substitute for the registration statement, the joint proxy statement/prospectus or any other document that Kimberly-Clark or Kenvue may file with the SEC and send to its stockholders in connection with the proposed transaction. Investors and stockholders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Kimberly-Clark or Kenvue through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Kimberly-Clark will be available free of charge on Kimberly-Clark’s website at kimberly-clark.com under the tab “Investors” and under the heading “Financial” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Kenvue will be available free of charge on Kenvue’s website at kenvue.com under the tab “Investors” and under the heading “Financials & reports” and subheading “SEC filings.”

Certain Information Regarding Participants

Kimberly-Clark, Kenvue, and their respective directors and executive officers and certain other members of management and employees may be considered participants in the solicitation of proxies from the stockholders of Kimberly-Clark and Kenvue in connection with the proposed transaction. Information about the directors and executive officers of Kimberly-Clark is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 13, 2025, its proxy statement for its 2025 annual meeting, which was filed with the SEC on March 10, 2025, and its Current Report on Form 8-K, which was filed with the SEC on May 6, 2025. Information about the directors and executive officers of Kenvue is set forth in its Annual Report on Form 10-K for the year ended December 29, 2024, which was filed with the SEC on February 24, 2025, its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 9, 2025, and its Current Reports on Form 8-K, which were filed with the SEC on May 8, 2025, June 24, 2025, July 14, 2025, and November 3, 2025. To the extent holdings of Kimberly-Clark’s or Kenvue’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC, including the Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Beneficial Ownership on Form 5 filed with the SEC on: 5/2/2025, 5/2/2025, 5/2/2025, 5/2/2025, 5/2/2025, 5/2/2025, 5/2/2025, 5/2/2025, 5/2/2025, 5/2/2025, 5/27/2025, 5/27/2025, 5/27/2025, 5/27/2025, 5/27/2025, 5/27/2025, 5/27/2025, 5/27/2025, 6/2/2025, 6/4/2025, 8/1/2025, 8/1/2025, 8/4/2025, 9/10/2025, 9/24/2025, 10/1/2025, 10/1/2025, 10/1/2025, 10/1/2025, 10/3/2025 and 10/7/2025. Additional information about the directors and executive officers of Kimberly-Clark and Kenvue and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of Kimberly-Clark’s stockholders or Kenvue’s stockholders generally, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Kimberly-Clark’s or Kenvue’s website as described above.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters contained in this communication, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Kimberly-Clark’s and Kenvue’s business and future financial and operating results and prospects, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, expectations regarding cash flow generation and the post-closing capital structure, growth initiatives, innovations, marketing and other spending, net sales, anticipated currency rates and exchange risks, effective tax rate and other contingencies in connection with the proposed transaction, and the closing date for the proposed transaction, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and are based upon the current expectations and beliefs of the management of Kimberly-Clark and Kenvue concerning future events impacting Kimberly-Clark and Kenvue and are qualified by the inherent risks and uncertainties surrounding future expectations generally. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Kimberly-Clark’s and Kenvue’s control. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to publicly update them. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “should,” “will,” or “would,” the negative of these words, other terms of similar meaning or the use of future dates.

The assumptions used as a basis for the forward-looking statements include many estimates that depend on many factors outside of Kimberly-Clark’s or Kenvue’s control, including, but not limited to, risks and uncertainties around the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement, the risk that the conditions to the completion of the proposed transaction (including stockholder and regulatory approvals) are not satisfied in a timely manner or at all, the possibility that competing offers or transaction proposals may be made, the risks arising from the integration of the Kimberly-Clark and Kenvue businesses, the uncertainty of rating agency actions, the risk that the anticipated benefits and synergies of the proposed transaction may not be realized when expected or at all and that the proposed transaction may not be completed in a timely manner or at all, the risk of unexpected costs or expenses resulting from the proposed transaction, the risk of litigation related to the proposed transaction, including resulting expense or delay, the risks related to disruption to ongoing business operations and diversion of management’s time as a result of the proposed transaction, the risk that the proposed transaction may have an adverse effect on the ability of Kimberly-Clark and Kenvue to retain key personnel, customers and suppliers, the risk that the credit ratings of the combined company declines following the proposed transaction, the risk that the announcement or the consummation of the proposed transaction has a negative effect on the market price of the capital stock of Kimberly-Clark and Kenvue or on Kimberly-Clark’s and Kenvue’s operating results, the risk of product liability litigation or government or regulatory action, including related to product liability claims, the risk of product efficacy or safety concerns resulting in product recalls or regulatory action, risks relating to inflation and other economic factors, such as interest rate and currency exchange rate fluctuations, government trade or similar regulatory actions (including current and potential trade and tariff actions and other constraints on trade affecting the countries where Kimberly-Clark or Kenvue operate and the resulting negative impacts on our supply chain, commodity costs, and consumer spending), natural disasters, acts of war, terrorism, catastrophes, pandemics, epidemics, or other disease outbreaks, the prices and availability of Kimberly-Clark’s or Kenvue’s raw materials, manufacturing difficulties or delays or supply chain disruptions, disruptions in the capital and credit markets, counterparty defaults (including customers, suppliers and financial institutions with which Kimberly-Clark or Kenvue do business), impairment of goodwill and intangible assets and projections of operating results and other factors that may affect impairment testing, changes in customer preferences, severe weather conditions, regional instabilities and hostilities, potential competitive pressures on selling prices for Kimberly-Clark and Kenvue products, energy costs, general economic and political conditions globally and in the markets in which Kimberly-Clark and Kenvue do business (including the related responses of consumers, customers and suppliers on sanctions issued by the U.S., the European Union, Russia or other countries), the ability to maintain key customer relationships, competition, including technological advances, new products, and intellectual property attained by competitors, challenges inherent in new product research and development, uncertainty of commercial success for new and existing products and digital capabilities, challenges to intellectual property protections including counterfeiting, the ability of Kimberly-Clark and Kenvue to successfully execute business development strategy and other strategic plans, changes to applicable laws and regulations and other requirements imposed by stakeholders, as well as changes in behavior and spending patterns of consumers, could affect the realization of these estimates.

Additional information and factors concerning these risks, uncertainties and assumptions can be found in Kimberly-Clark’s and Kenvue’s respective filings with the SEC, including the risk factors discussed in Kimberly-Clark’s and Kenvue’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC. Forward-looking statements included herein are made only as of the date hereof and neither Kimberly-Clark nor Kenvue undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Important Note about Combined and Non-GAAP Financial Information

The projected financial information for the combined businesses of Kimberly-Clark and Kenvue is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. This information is provided for illustrative purposes only and should not be considered in isolation from, or as a substitute for, the historical financial statements of Kimberly-Clark or Kenvue. Various factors could cause actual future results to differ materially from those currently estimated by management, including, but not limited to, the risks described above and in each of Kimberly-Clark’s and Kenvue’s respective filings with the SEC.

This communication also includes certain financial measures not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), such as net revenue, adjusted EBITDA, free cash flow and estimates of cost and revenue synergies. Non-GAAP financial measures have limitations as an analytical tool and are not meant to be considered in isolation from, or as a substitute for, the comparable GAAP measures. There are limitations to non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items being excluded. Kimberly-Clark and Kenvue caution you not to place undue reliance on these non-GAAP financial measures.

Contacts

Kimberly-Clark

Investor Relations:

Christopher Jakubik, CFA

KC.InvestorRelations@kcc.com

Media Relations:

Kyrsten Aspegren

media.relations@kcc.com

Kenvue

Investor Relations:

Sofya Tsinis

Kenvue_IR@kenvue.com

Media Relations:

Melissa Witt

media@kenvue.com